UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On July 13, 2021, Supernus Pharmaceuticals, Inc. (“Supernus” or the “Company”) entered into an API Supply Agreement with Bachem Americas, Inc. (“Bachem”) (the “Agreement”), that defines each party’s responsibilities with respect to the manufacture and supply of the active pharmaceutical ingredient (“API”) viloxazine hydrochloride, the API in Qelbree™ extended release capsules (the “Product”). Qelbree was approved by the U.S. Food and Drug Administration for the treatment of attention-deficit hyperactivity disorder in pediatric patients 6 to 17 years of age on April 2, 2021, and the Company commercially launched the Product on May 24, 2021.
Under the Agreement, Bachem will manufacture, process, test, store and package at its facility, in accordance with mutually agreed upon specifications and current good manufacturing practices (“cGMP”), pharma grade quantities of the API. The prices to be paid by Supernus for API include all labor, chemicals, packaging, testing and cleaning of production equipment. In addition, Supernus will be responsible for the costs to purchase and install manufacturing process equipment at Bachem’s cGMP-compliant facility in Switzerland, and Bachem will be responsible for ordering, installing, qualifying and validating the equipment required to support the production of API and for ensuring that the equipment meets all regulatory and operational requirements and can be used for the production of API. Title and ownership of the equipment will belong to Bachem at all times and will survive termination of the Agreement.
The Agreement will continue until July 13, 2026, unless earlier terminated, and will automatically be extended for successive two year periods until one party gives notice to the other party. During the term of the Agreement, Bachem will supply API exclusively to the Company.
The foregoing description of the terms of the Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Agreement, which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021. Unless otherwise defined herein, the capitalized terms used above shall have the same meaning ascribed to them in the Agreement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 104 – The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: July 19, 2021	By:	/s/ James P. Kelly
James P. Kelly Executive Vice-President and Chief Financial Officer

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